UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): February 22, 2017

 Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

 Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966
(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 22, 2017, Chico’s FAS, Inc. (the “Company”) issued a press release announcing its fourth quarter and year end earnings for the period ended January 28, 2017. A copy of the release issued on February 22, 2017 is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01 Other Events.
On February 22, 2017, the Company issued a press release announcing its Board of Directors declared a quarterly cash dividend of $0.0825 per share. A copy of the release issued on February 22, 2017 is attached to this Report as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 99.1	Earnings Press Release of Chico’s FAS, Inc. dated February 22, 2017
Exhibit 99.2	Dividend Press Release of Chico’s FAS, Inc. dated February 22, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: February 22, 2017	By:
/s/ Todd E. Vogensen
Todd E. Vogensen, Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Earnings Press Release of Chico’s FAS, Inc. dated February 22, 2017
Exhibit 99.2	Dividend Press Release of Chico’s FAS, Inc. dated February 22, 2017